UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2012

MACKINAC FINANCIAL CORPORATION

(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)

(Exact name of registrant as specified in its charter)

Michigan	0-20167	38-2062816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 South Cedar Street, Manistique, MI		49854
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 343-8147

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On March, 27, 2012, Mackinac Financial Corporation (the “Company”) entered into a Securities Purchase Agreement with Steinhardt Capital Investors, LLLP (“SCI”).  Pursuant to the securities purchase agreement, SCI has agreed to purchase, upon completion of the rights offering described in Item 8.01 below, between $5,000,000 and $11,000,000 of the Company’s securities (the “SCI Investment”).  The specific types and amounts of the Company’s securities to be purchased by SCI depends on (i) the outcome of the rights offering and (ii) SCI receiving approval from the Board of Governors of the Federal Reserve System to hold more than 9.9% of the total number of shares of the Company’s common stock, no par value per share (each a “Common Share” and, collectively, the “Common Shares”), then issued and outstanding (the “Federal Reserve Approval”).

If SCI receives the Federal Reserve Approval by completion of the rights offering, then SCI has agreed to purchase, for no more than an aggregate of $11,000,000:

(1)           Such number of Common Shares (at a purchase price of $5.75 per Common Share), which will include some or all of the Common Shares not purchased by the Company’s shareholders in the rights offering, that SCI can purchase without SCI owning more than 19.9% of the Company’s Common Shares then issued and outstanding (the “Approval Common Shares”); and

(2)           an 8.0% senior promissory note in a principal amount to be determined based on the amount of proceeds derived from the rights offering and the sale to SCI of the Approval Common Shares.

If SCI does not receive the Federal Reserve Approval by completion of the rights offering, then SCI has agreed to purchase, for no more than an aggregate of $11,000,000:

(1)           Such number of Common Shares (at a purchase price of $5.75 per Common Share), which will include some or all of the Common Shares not purchased by our shareholders in the rights offering, that SCI can purchase without SCI owning more than 9.9% of the Company’s Common Shares then issued and outstanding (the “No Approval Common Shares”);

(2)           a number of shares of the Company’s Mandatorily Convertible Cumulative Participating Series B Preferred Stock to be designated by the Company at a later date (the “Series B Preferred”), such number to be determined by dividing the amount of the investment that SCI could not make in Approval Common Shares (due to the absence of the Federal Reserve Approval) by a Series B Preferred per share price of $1,000; and

(3)           a senior promissory note in a principal amount to be determined based on the amount of proceeds derived from the rights offering and the sale to SCI of the No Approval Common Shares and the Series B Preferred.

The proceeds from the sale of securities derived from the SCI Investment and the rights offering would be used exclusively to repurchase the Company’s outstanding TARP Securities that were issued by the Company to the U.S. Department of the Treasury under the Troubled Asset Relief Capital Purchase Program.  In the event of Federal Reserve Approval, the aggregate maximum number of Common Shares that may be sold to SCI, if no current shareholder exercises its subscription rights or over-subscription rights in the rights offering, is 728,498.  If Federal Reserve Approval does not occur, the aggregate maximum number of Common Shares that may be sold to SCI, if no current shareholder exercises its subscription rights or over-subscription rights in the rights offering, is 268,095.

For so long as SCI and its affiliates own 5% or more of the Company’s Common Shares, the Company has agreed to take all action necessary to cause one (1) person designated by SCI to be elected to the Company’s board of directors and, so long as such person is appropriately qualified, to recommend to the Company’s shareholders that they elect such designee to the board of directors.  SCI has indicated that its designee to the Company’s board of directors will initially be David R. Steinhardt.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 hereof concerning the offer and sale of the securities to SCI pursuant to the Securities Purchase Agreement is incorporated herein by reference.  Such securities to be issued and sold under the Securities Purchase Agreement in the transactions described in Item 1.01 were offered and will be sold by the Company in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 7.01.  Regulation FD Disclosure.

A press release announcing the signing of the Securities Purchase Agreement and the other matters disclosed herein is furnished with this Form 8-K as Exhibit 99.

Additional Information

This document does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This release contains certain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements reflect management’s current beliefs as to expected outcomes of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could cause a difference include among others: changes in the national and local economies or market conditions; changes in interest rates and banking regulations; the impact of competition from traditional or new sources; and the possibility that anticipated cost savings and revenue enhancements from mergers and acquisitions, bank consolidations, branch closings and other sources may not be fully realized at all or within specified time frames as well as other risks and uncertainties including but not limited to those detailed from time to time in filings of the Company with the Securities and Exchange Commission. These and other factors may cause decisions and actual results to differ materially from current expectations.  Mackinac Financial Corporation undertakes no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this document.

Item 8.01.  Other Events.

On March 27, 2012, the Company announced that it intends to conduct a $7 million rights offering and that it has entered into a Securities Purchase Agreement pursuant to which SCI (as defined in Item 1.01 above) intends to purchase a number of unsubscribed shares to facilitate the offering.  The Company will file a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to the rights offering.  The Company has set April 6, 2012 as the record date (the “Record Date”) for the rights offering.

Subject to review of the registration statement by the SEC, the Company intends to commence the rights offering during the second quarter of 2012.  In the rights offering, the Company will distribute, at no charge, to shareholders as of the Record Date, non-transferable subscription rights to purchase up to 1,217,391 shares of our common stock, no par value per share  (each a “Common Share” and, collectively, the “Common Shares”).  Each shareholder will receive approximately three hundred fifty-six thousandths (0.356) of a subscription right for each Common Share owned at 5:00 p.m., Eastern Time, on the Record Date.  Each whole subscription right will entitle a shareholder to purchase one (1) Common Share at a subscription price of $5.75 per share (the “Basic Subscription Privilege”).  If all shareholders do not fully exercise their Basic Subscription Privilege, shareholders who fully exercise their Basic Subscription Privilege will be entitled to exercise an over-subscription privilege to purchase a portion of the unsubscribed Common Shares at the same subscription price of $5.75 per share, subject to proration and subject, further, to reduction by the Company under certain circumstances.

The subscription rights will expire thirty (30) days after commencement, unless the Company extends the rights offering period.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of March 27, 2012, by and between Mackinac Financial Corporation and Steinhardt Capital Investors, LLLP.

99	Press Release of Mackinac Financial Corporation dated March 28, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mackinac Financial Corporation
(Registrant)

March 28, 2012	/s/ Ernie R. Krueger
(Date)	Ernie R. Krueger
Executive Vice President/Chief Financial Officer

EXHIBIT INDEX

No.	Description

10.1	Securities Purchase Agreement, dated as of March 27, 2012, by and between Mackinac Financial Corporation and Steinhardt Capital Investors, LLLP.

99	Press Release of Mackinac Financial Corporation dated March 28, 2012.